                                                                      EXHIBIT 24

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/         Mark Andrews
                                          _____________________________________
                                                      Mark Andrews

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/     W. Michael Blumenthal
                                          _____________________________________
                                                  W. Michael Blumenthal

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/      M. Kathryn Eickhoff
                                          _____________________________________
                                                   M. Kathryn Eickhoff

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/        Peter T. Flawn
                                          _____________________________________
                                                     Peter T. Flawn

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/     Henry U. Harris, Jr.
                                          _____________________________________
                                                  Henry U. Harris, Jr.

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of June, A.D. 1995.


                                          /s/       Belton K. Johnson
                                          _____________________________________
                                                    Belton K. Johnson

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/         John B. McCoy
                                          _____________________________________
                                                      John B. McCoy

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/        Joseph J. Sisco
                                          _____________________________________
                                                     Joseph J. Sisco

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of June, A.D. 1995.


                                          /s/       William L. Weiss
                                          _____________________________________
                                                    William L. Weiss

                                  TENNECO INC.

                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M. W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute, in his name, place and stead, in his capacity as a Director of said Company, the following and to file the same with the Securities and Exchange Commission:

    1. Registration Statement on Form S-8 for the registration of each of the following plans (the "Plans") and for the registration of (i) contributions to the Plans by participating employees, (ii) contributions made by the employers of participants in the Plans, and/or (iii) shares of Common Stock of Tenneco Inc., par value $5 per share, that are available for purchase by employees participating in the Plans:

      (a) Tenneco Inc. Thrift Plan

      (b) The Packaging Corporation of America 401(k) Savings Plan

      (c) Tenneco Automotive Hourly Employees Savings Plan

      (d) Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees

      (e) 1994 Tenneco Inc. Stock Ownership Plan

    2. Any and all amendments and post-effective amendments to said Registration Statements and all instruments necessary or incidental in connection therewith.

  Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 18th day of July, A.D. 1995.


                                          /s/    Clifton R. Wharton, Jr.
                                          _____________________________________
                                                 Clifton R. Wharton, Jr.